UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2024

Apogee Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
(Address of principal executive offices)		(Zip Code)

4400 West 78th Street, Suite 520	Minneapolis	Minnesota	55435
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(952) 835-1874
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
 ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Membership Interest Purchase Agreement
On September 23, 2024, Apogee Enterprises, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with UW Holdings, LLC (the “Seller”) and UW Interco, LLC (the “Target”). Subject to the terms and conditions of the Purchase Agreement, the Company has agreed to purchase all of the membership interests of the Target from the Seller (the “Transaction”).
The consideration payable by the Company to the Seller pursuant to the Transaction will be an amount in cash equal to $240 million (the “Unadjusted Purchase Price”), of which $1.75 million will be deposited into escrow in connection with the Purchase Agreement. The Unadjusted Purchase Price is subject to customary adjustments for closing cash and debt, unpaid company transaction expenses and working capital as set forth in the Purchase Agreement, and the $1.75 million escrow will serve as the Company’s sole recourse for any adjustments to the Unadjusted Purchase Price pursuant to the post-closing adjustment process set forth in the Purchase Agreement.
Conditions to the Transaction
The consummation of the Transaction is subject to the satisfaction or waiver of customary conditions set forth in the Purchase Agreement, including, among others: (i) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) the absence of any law, governmental order or proceeding prohibiting the transactions contemplated by the Purchase Agreement; (iii) no “Company Material Adverse Effect” (as defined in the Purchase Agreement) having occurred since the signing of the Purchase Agreement; and (iv) certain other customary conditions relating to the accuracy of the parties’ representations and warranties in the Purchase Agreement (subject, with specified exceptions, to customary materiality standards) and the performance of their respective obligations under the Purchase Agreement in all material respects.
Subject to the satisfaction or waiver of the closing conditions described above, the closing of the Transaction is expected to occur during the Company’s fiscal 2025 third quarter and no earlier than November 1, 2024. The Purchase Agreement may be terminated by either the Company or the Seller under certain circumstances, including for an uncured material breach by the other party or if the closing of the Transaction has not occurred on or prior to December 2, 2024.
Other Terms of the Transaction
The Purchase Agreement contains customary representations and warranties made by the parties, and also contains customary covenants and agreements, including, among other things, agreement by the Seller and the Target for the Target to conduct its business in the ordinary course consistent with past practice in the period between the execution of the Purchase Agreement and the closing of the Transaction and not to take certain specified actions during that period without the express consent of the Company. The Company has obtained “representations and warranties” insurance, which provides coverage for certain breaches of representations and warranties by Seller or the Target, subject to a deductible and certain other terms and conditions.
In connection with the Transaction, the parties, certain of their affiliates and certain of the Target’s employees will also enter into certain other ancillary agreements.
The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. This summary of the principal terms of the Purchase Agreement and the copy of the Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Seller, the Target or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, the representations, warranties and covenants in the Purchase Agreement were made as of specific dates, were made solely for the Purchase Agreement and for the purposes of allocating risk between the parties to the Purchase Agreement, rather than establishing matters as facts, are solely for the benefit of such parties, may be subject to qualifications or limitations agreed upon by such parties and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission. Accordingly, investors are not third-party beneficiaries under the Purchase Agreement and the representations, warranties and covenants in the Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of the Company, the Seller, the Target or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01 Regulation FD Disclosure.
On September 25, 2024, the Company issued a press release (the “Press Release”) regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
This Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “will” and similar expressions are intended to identify “forward-looking statements”. These statements reflect Apogee management’s expectations or beliefs as of the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified by factors that may affect the results, performance, financial condition, prospects and opportunities of the Company, including the following: (A) North American and global economic conditions, including the cyclical nature of the North American and Latin American non-residential construction industries and the potential impact of an economic downturn or recession; (B) U.S. and global instability and uncertainty arising from events outside of our control; (C) actions of new and existing competitors; (D) departure of key personnel and ability to source sufficient labor; (E) product performance, reliability and quality issues; (F) project management and installation issues that could affect the profitability of individual contracts; (G) dependence on a relatively small number of customers in one operating segment; (H) financial and operating results that could differ from market expectations; (I) self-insurance risk related to a material product liability or other events for which the Company is liable; (J) maintaining our information technology systems and potential cybersecurity threats; (K) cost of regulatory compliance, including environmental regulations; (L) supply chain disruptions, including fluctuations in the availability and cost of materials used in our products and the impact of trade policies and regulations, including potential future tariffs; (M) integration of acquisitions and management of acquired contracts; (N) impairment of goodwill or indefinite-lived intangible assets; (O) our ability to successfully manage and implement our enterprise strategy; (P) our ability to maintain effective internal controls over financial reporting; (Q) our judgements regarding the accounting for tax positions and the resolution of tax disputes; (R) the impact of cost inflation and interest rates; and (S) the impact of changes in capital and credit markets on our liquidity and cost of capital. The Company cautions investors that actual future results could differ materially from those described in the forward-looking statements and that other factors may in the future prove to be important in affecting the Company’s results, performance, prospects, or opportunities. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the impact of each factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. More information concerning potential factors that could affect future financial results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 2, 2024, and in subsequent filings with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement, dated as of September 23, 2024, by and among UW Holdings, LLC, UW Interco, LLC and Apogee Enterprises, Inc.*
99.1	Press Release of Apogee Enterprises, Inc. issued on September 25, 2024.
104	Cover Page interactive Data File (embedded within the Inline XBRL document).
* This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the U.S. Securities and Exchange Commission upon request by the Commission provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
APOGEE ENTERPRISES, INC.

By:	/s/ Meghan M. Elliott
Meghan M. Elliott
Chief Legal Officer, Secretary and Compliance

Date: September 25, 2024